MASSMUTUAL PREMIER FUNDS

MassMutual Premier Global Fund

Supplement dated April 19, 2018 to the

Prospectus dated February 1, 2018 and the

Summary Prospectus dated February 1, 2018

This supplement provides new and additional information beyond that contained in the Prospectus, Summary Prospectus, and any previous supplements. It should be retained and read in conjunction with the Prospectus, Summary Prospectus, and any previous supplements.

Effective immediately, the following information replaces similar information for the MassMutual Premier Global Fund under the heading Portfolio Managers (page 69 of the Prospectus) in the section titled Management:

Rajeev Bhaman is a Senior Vice President of OFI. He has managed the Fund since its inception (December 2004). He is expected to retire as of March 31, 2019.

Effective immediately, the following information replaces similar information found on page 100 for OppenheimerFunds, Inc. (“OFI”) related to the MassMutual Premier Global Fund under the heading Subadvisers and Portfolio Managers in the section titled Management of the Funds:

Rajeev Bhaman, CFA

is a co-portfolio manager of the Global Fund. Mr. Bhaman has been Director of Global Equities of OFI since January 2013, a Senior Vice President of OFI since May 2006, and was previously a Vice President of OFI from January 1997 to May 2006. Mr. Bhaman is expected to retire as of March 31, 2019.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

B3000M-18-05

G-18-01